SYNTHESIS ENERGY SYSTEMS

Projects & Technology Initiatives

Presented by Robert Rigdon, President & CEO

GASIFICATION TECHNOLOGIES CONFERENCE
COLORADO SPRINGS, COLORADO
OCTOBER 14, 2013

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the development stage of the operations of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ joint venture and production of methanol, its ability to obtain the necessary approvals and permits for future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures, its ability to grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives, and its ability to develop its power business unit and marketing arrangement with GE and its other business verticals, steel and renewables. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Yima Joint Venture Plant



Yima
Henan Province

Location
Henan Province, China

Design
2 Op + 1 Spare
10 barg Pressure

Coal Rate
2,400 mtpd
Sub-bituminous
High Ash Coal

Product
300,000 mtpa
Refined MeOH

Plant Basics

Partner
Yima Coal Industry Group

JV Agreement
Sept 2009

Ownership
75% Yima
25% SES
50/50 D/E

Capital Cost
Ph1 ~$250 mm

~$850mm Add'l Phases Planned

JV Details

Project/Const Management
By Yima

Detailed Engineering
ECEC #3 DI

SES Supply
PDP
3 Gasifiers
Tech Services

First MeOH
December 2012

Project Details



Yima Joint Venture Plant


Maximum Capacity % Achieved
100%
SINGLE GASIFIER
100%
DUAL GASIFIERS
87%
RAW MEOH
Commissioning
Single
Dual
Raw MeOH
Refined MeOH

System Status Start-up Phase

Coal Feed Rates Achieved (Peak)[1]	
Single Gasifier	1,200 mtpd
Dual Gasifier	2,400 mtpd
Coal Ash	27-47 wt%
Gasifier Pressure	10 barg (100%)
Longest Single Train Ops	58 days
Longest Dual Train Ops	34 days
System Efficiency	To be tested in late 2013
Peak Raw MeOH Production	87%
Refined MeOH Production	Commissioning

(1) Peak production achieved – not steady state production

Yima Joint Venture Plant

Shutdowns During Start-up Phase[1]

Unit	Causes	Share
ASU	✧Compressor ✧Instrumentation	29%
Utilities	✧Boiler ✧Instrumentation	29%
Gasification	✧ Coal Feed ✧ Ash Disposal	23%
Process Units	✧Operator Errors ✧Misc	19%

(1) Approximate allocation of startup & commissioning phase unit shutdowns

Yima Joint Venture Plant

What Worked Well

Achieving Approvals

JV Agreements

100% Debt Guarantee

Go-Fast Mentality

Low Cost Mentality

Managing Local Suppliers/Contractors

Managing Local Site Issues

Successive Multi-Project Opportunities Exist

Challenges

Minority Partner has Limited Influence

Global Financial Crisis Impact on Commodity Prices

Implementing Best Practices

- Project Management
- Layout, Design, Construction & Safety
- Start-up/Commissioning

Deviations from SES PDP

Maintaining Alignment on Objectives

Yima Joint Venture Plant





Gasification System



MeOH & Compression



Air Separation Unit

Zao Zhuang New Gas Company JV Project

Zao Zhuang

Commercial Facility & Platform for Technology Demonstration & Innovation



History

Operated from 2007-2011 (3.5 yrs)

Shut down due to offtaker financial difficulty

Performance

Restart Now Underway

Demonstrated performance on coal up to 55% wt ash

Commercially operated on coal washery waste, lignite and sub-bituminous coal

>97% Syngas availability
95-99% Carbon conversion

New Deal

New commercial arrangement with MeOH plant

SES will operate syngas + MeOH plant + sell MeOH

Future

New structure to triple ZZ revenues

Plant repairs & upgrades underway

Restart late 2013

Addition of biomass capabilities

Evaluating alternatives for expansion & adjacent technology partnering (i.e glycol, methanation of LNG, FT fuels, power)

A Vision for Industry Growth

Growing Gasification

The Worlds Most Abundant Energy Resource

COAL

- ✧ Vital part of the world's energy mix
- ✧ Half of the world's coal is low quality
- ✧ Gasification is a proven, responsible and economic choice for creating:
  - ✧ Chemicals
  - ✧ Transportation Fuels
  - ✧ Fertilizers
  - ✧ Industrial Fuels
  - ✧ Power

SES' APPROACH

- ✧ Market place is evolving
- ✧ Solutions for market verticals
- ✧ Lower cost, simplification
- ✧ Technology integration
- ✧ Technology, EPC and finance solutions
- ✧ Regional & vertical partnerships

SES GASIFICATION TECHNOLOGY FOCUSES ON LOW QUALITY COALS, COAL WASTES AND RENEWABLE RESOURCES

Summary and Next Steps

1. Significant progress made with 2 operating plants (ZZ & Yima)
2. Complete Yima startup & focus on financial performance
3. Restart ZZ in 2013
4. Partner to add biomass and expand ZZ for additional products
5. Deploy technology in unique market verticals with partners
6. Create value through conversion of low cost, low quality resources

We believe gasification is one of the most important and versatile technologies for global economic development because it enables growth of high value and important clean energy and chemical products from local resources.

SES